UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 31, 2018

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street #110

Escondido, California 92029

(760) 745-9883

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported on the Current Report on Form 8-K filed by One Stop Systems, Inc., a Delaware corporation (the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2018, the Company entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Concept Development, Inc., a California corporation (“CDI”) and CDI’s sole shareholder (the “Sole Shareholder”). A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 31, 2018, the Company consummated the acquisition of all outstanding equity interests of CDI pursuant to the terms of the Merger Agreement, with a newly created California corporation that is wholly-owned by the Company (“Merger Sub 1”) merging with and into CDI with CDI surviving the first merger (the “Surviving Corporation”) and, immediately following the effectiveness of said first merger and as part of a single overall transaction, the Surviving Corporation merging with and into a newly created California limited liability company that is wholly-owned by the Company (“Merger Sub 2”) with Merger Sub 2 surviving the second merger (collectively, the “Merger”).

Under the terms of the Merger Agreement, at closing the Company issued 1,266,364 shares of the Company’s common stock to the Sole Shareholder (the “Shares”). The Shares were not registered under the Securities Act of 1933, as amended (the “Act”), but the Company and Sole Shareholder did enter into that certain Piggyback Registration Rights Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the Piggyback Registration Rights Agreement, the Sole Shareholder has the right to “piggyback” on to a subsequent registration statement filed by the Company for re-sale of the Shares. The Sole Shareholder does not have demand registration rights.

The foregoing description of the Merger Agreement, the Piggyback Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, copies of which are attached hereto as Exhibit 2.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the shares of the Company’s common stock upon consummation of the Merger is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Section 4(a)(2) of the Act.

Item 7.01	Regulation FD Disclosure.

On September 6, 2018, the Company issued a press release announcing the closing of the Merger. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished with this report.

In accordance with General Instructions B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(b)    Pro Forma Financial Information.

As permitted by Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated August 22, 2018.

10.1	Piggyback Registration Rights Agreement, dated August 31, 2018.

99.1	Press Release, dated September 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Dated: September 6, 2018	By:	/s/ Steve Cooper
Steve Cooper President, Chief Executive Officer and Chairman